Exhibit 99.2
SEPARATION AGREEMENT AND RELEASE
     This Separation Agreement and Release (“Agreement”) is made by and between Thomas P. Keegan (“Executive”) and Oplink Communications, Inc. (the “Company”) (collectively referred to as the “Parties” or individually referred to as a “Party”).
RECITALS
     WHEREAS, Executive is currently employed by the Company as President of the Company;
     WHEREAS, the Parties entered into a Confidential Information and Invention Assignment Agreement, dated August 9, 2007 (the “Confidentiality Agreement”);
     WHEREAS, the Parties entered into an Executive Corporate Event Agreement, dated September 15, 2008 (the “Change of Control Agreement”);
     WHEREAS, Executive will separate from employment with the Company, effective December 31, 2008 (the “Separation Date”); and
     WHEREAS, the Parties wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions, and demands that the Executive may have against the Company and any of the Releasees, as defined below, including, but not limited to, any and all claims arising out of or in any way related to Executive’s employment with and separation from the Company.
     NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Executive hereby agree as follows:
COVENANTS
     1. Resignation as President. The Parties agree that Executive will resign from his current position as President of the Company, and that his employment with the Company will terminate, effective on the Separation Date.
     2. Consideration.
          (a) Separation Payments. Upon the Effective Date of the Supplemental Release, subject to this Agreement becoming effective and irrevocable prior to such date, as described in subsection (b) below, the Company agrees to pay:
(i)	A lump sum payment to Executive equal to twelve (12) months of his current annual base salary, or a total of $250,000, less applicable withholdings; and

(ii)	The cost, on behalf of Executive, for continued group health insurance for Executive and/or Executive’s eligible and covered dependents under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) for twelve (12) months following the Separation Date so long as Executive timely elects such continuation coverage. The Company’s obligation to pay for such continuation coverage shall cease immediately to the extent (and only to the extent) that Executive and/or Executive’s covered dependents are no longer entitled to receive COBRA continuation coverage. Executive agrees to notify a duly authorized officer of the

Company, in writing, immediately upon Executive’s and/or a covered dependent’s beginning to receive health benefits from another source, or as otherwise required by COBRA.
          (b) Supplemental Release. The separation payments described in subsection (a) above are contingent upon Executive executing, not revoking, and delivering the Supplemental Release attached hereto as Exhibit A (the “Supplemental Release”) within sixty (60) days of the Separation Date.
          (c) Timing of Separation Pay. The consideration provided under subsection (a) above shall be paid on the first payroll date to occur following the date the Supplemental Release becomes effective and irrevocable.
     3. Stock Options. The Parties agree that for purposes of determining the number of shares of the Company’s common stock that Executive is entitled to purchase from the Company, pursuant to the exercise of outstanding stock options, Executive will be considered to have vested only up to the Separation Date and no more. The exercise of Executive’s vested stock options and shares shall continue to be governed by the terms and conditions of the stock option agreements relating to such stock options and the Company’s 2000 Equity Incentive Plan (the “Option Documents”).
     4. Benefits. Executive’s health insurance benefits shall cease on the Separation Date, subject to Executive’s right to continue his health insurance under COBRA. Executive’s participation in all benefits and incidents of employment, including, but not limited to, vesting in stock options, and the accrual of bonuses, vacation, and paid time off, ceased as of the Separation Date. Executive acknowledges that Executive has no rights to benefits or otherwise under the Change of Control Agreement.
     5. Release of Claims. Executive agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Executive by the Company and its current and former officers, directors, employees, agents, investors, attorneys, shareholders, administrators, affiliates, benefit plans, plan administrators, insurers, divisions, and subsidiaries, and predecessor and successor corporations and assigns (collectively, the “Releasees”). Executive, on his own behalf and on behalf of his respective heirs, family members, executors, agents, and assigns, effective upon and subject to the payment by the Company to Executive of the amount set forth in Section 2(a)(i) above, hereby and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Executive may possess against any of the Releasees arising from any omissions, acts, facts, or damages that have occurred up until and including the Effective Date of this Agreement, including, without limitation:
          (a) any and all claims relating to or arising from Executive’s employment relationship with the Company and the termination of that relationship;
          (b) any and all claims relating to, or arising from, Executive’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;
          (c) any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; harassment; retaliation; breach of contract, both express and implied; breach of covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; fraud; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices;

defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; and disability benefits;
          (d) any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Rehabilitation Act of 1973; the Americans with Disabilities Act of 1990; the Equal Pay Act; the Fair Labor Standards Act, except as prohibited by law; the Fair Credit Reporting Act; the Age Discrimination in Employment Act of 1967; the Older Workers Benefit Protection Act; the Executive Retirement Income Security Act of 1974; the Worker Adjustment and Retraining Notification Act; the Family and Medical Leave Act, except as prohibited by law; the Sarbanes-Oxley Act of 2002; the Uniformed Services Employment and Reemployment Rights Act; the California Family Rights Act; the California Labor Code, except as prohibited by law; the California Workers’ Compensation Act, except as prohibited by law; and the California Fair Employment and Housing Act;
          (e) any and all claims for violation of the federal or any state constitution;
          (f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;
          (g) any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Executive as a result of this Agreement; and
          (h) any and all claims for attorneys’ fees and costs.
     Executive agrees that the release set forth in this section, once effective, shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement. This release does not release claims that cannot be released as a matter of law, including, but not limited to: (1) Executive’s right to file a charge with or participate in a charge by the Equal Employment Opportunity Commission, or any other local, state, or federal administrative body or government agency that is authorized to enforce or administer laws related to employment, against the Company (with the understanding that any such filing or participation does not give Executive the right to recover any monetary damages against the Company; Executive’s release of claims herein bars Executive from recovering such monetary relief from the Company); (2) claims under Division 3, Article 2 of the California Labor Code (which includes California Labor Code section 2802 regarding indemnity for necessary expenditures or losses by employee); and (3) claims prohibited from release as set forth in California Labor Code section 206.5 (specifically “any claim or right on account of wages due, or to become due, or made as an advance on wages to be earned, unless payment of such wages has been made”). In addition, the Parties acknowledge and agree that nothing in this Agreement is intended to waive, or waives, any of the Employee’s rights to indemnification as provided under any surviving contract, policy of insurance, articles or by-laws of the Company, or otherwise under California, Delaware, or U.S. federal law.
     6. Acknowledgment of Waiver of Claims under ADEA. Executive understands and acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 (“ADEA”), and that this waiver and release is knowing and voluntary. Executive understands and agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Effective Date of this Agreement. Executive understands and acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Executive was already entitled. Executive further understands and acknowledges that he has been advised by this writing that: (a) he should consult with an attorney prior to executing this Agreement; (b) he has twenty-one (21) days within which to consider this Agreement; (c) he has seven (7) days following his execution of this

Agreement to revoke this Agreement; (d) this Agreement shall not be effective until after the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law. In the event Executive signs this Agreement and returns it to the Company in less than the 21-day period identified above, Executive hereby acknowledges that he has freely and voluntarily chosen to waive the time period allotted for considering this Agreement.
     7. California Civil Code Section 1542. Executive acknowledges that he has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.
     Executive, being aware of said code section, agrees to expressly waive any rights he may have thereunder, as well as under any other statute or common law principles of similar effect.
     8. No Pending or Future Lawsuits. Executive represents that he has no lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any of the other Releasees. Executive also represents that he does not intend to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any of the other Releasees.
     9. Trade Secrets and Confidential Information/Company Property. Executive reaffirms and agrees to observe and abide by the terms of the Confidentiality Agreement, specifically including the provisions therein regarding nondisclosure of the Company’s trade secrets and confidential and proprietary information, and non-solicitation of Company employees.
     10. No Admission of Liability. Executive understands and acknowledges that this Agreement constitutes a compromise and settlement of any and all actual or potential disputed claims by Executive. No action taken by the Company hereto, either previously or in connection with this Agreement, shall be deemed or construed to be (a) an admission of the truth or falsity of any actual or potential claims or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to Executive or to any third party.
     11. Costs. The Parties shall each bear their own costs, attorneys’ fees, and other fees incurred in connection with the preparation of this Agreement.
     12. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Executive represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement.
     13. Severability. In the event that any provision or any portion of any provision hereof or any surviving agreement made a part hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision or portion of provision.

     14. Attorneys’ Fees. Except with regard to a legal action challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, in the event that either Party brings an action to enforce or effect its rights under this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, and reasonable attorneys’ fees incurred in connection with such an action.
     15. Entire Agreement. This Agreement represents the entire agreement and understanding between the Company and Executive concerning the subject matter of this Agreement and Executive’s employment with and separation from the Company and the events leading thereto and associated therewith, and supersedes and replaces any and all prior agreements and understandings concerning the subject matter of this Agreement and Executive’s relationship with the Company, including the Change of Control Agreement, with the exception of the Confidentiality Agreement and the Option Documents.
     16. No Oral Modification. This Agreement may only be amended in a writing signed by Executive and the Company’s Chief Executive Officer.
     17. Governing Law. This Agreement shall be governed by the laws of the State of California, without regard for choice-of-law provisions. Executive and the Company consent to personal and exclusive jurisdiction and venue in the State of California.
     18. Effective Date. Each Party has seven (7) days after that Party signs this Agreement to revoke it. This Agreement will become effective on the eighth (8th) day after Executive has signed this Agreement, so long as it has been signed by the Parties and has not been revoked by either Party before that date (the “Effective Date”).
     19. Counterparts. This Agreement may be executed in counterparts and by facsimile, and each counterpart and facsimile shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.
     20. Voluntary Execution of Agreement. Executive understands and agrees that he executed this Agreement voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of his claims against the Company and any of the other Releasees. Executive acknowledges that:
(a)	he has read this Agreement;

(b)	he has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of his own choice or has elected not to retain legal counsel;

(c)	he understands the terms and consequences of this Agreement and of the releases it contains; and

(d)	he is fully aware of the legal and binding effect of this Agreement.

     IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

THOMAS P. KEEGAN, an individual
Dated: November 21, 2008	/s/ Thomas P. Keegan
Thomas P. Keegan

OPLINK COMMUNICATIONS, INC.
Dated: November 21, 2008	By:	/s/ Joseph Y. Liu
		Name:	Joseph Y. Liu
		Title:	Chief Executive Officer

EXHIBIT A
SUPPLEMENTAL RELEASE
     In consideration for the benefits and the amounts payable pursuant to Section 2 in the Separation and Release Agreement, dated November 21, 2008 (the “Agreement”) between Thomas P. Keegan (“Executive”) and Oplink Communications, Inc. (the “Company”), (collectively, the “Parties”), Executive hereby verifies that he has chosen not to revoke the Agreement, and confirms his renewed agreement to the terms of that Agreement, as well as the release and waiver of any and all claims up through the Effective Date of the Agreement.
     Executive further extends such release and waiver to any claims that may have arisen between the Effective Date of the Agreement and the Separation Date. Notwithstanding anything contained herein to the contrary, this Supplemental Release agreement shall not release claims that cannot be released as a matter of law.
     Executive acknowledges and represents that, other than the consideration set forth in Section 2 of the Agreement, the Company has paid or provided all salary, wages, bonuses, change of control pay, severance pay, accrued vacation/paid time off, leave, housing allowances, relocation costs, interest, severance, outplacement costs, fees, reimbursable expenses, commissions, stock, stock options, vesting, and any and all other benefits and compensation due to Executive. Executive further acknowledges and represents that he has received any leave to which he was entitled or which he requested, if any, under the California Family Rights Act and/or the Family Medical Leave Act, and that he did not sustain any workplace injury, during his employment with the Company.
     Executive has seven (7) days after signing this Supplemental Release agreement to revoke it. This Supplemental Release will become effective on the eighth (8th) day after Executive has signed this Supplemental Release, so long as it has not been revoked by Executive before that date.
     Executive further acknowledges that the terms of Sections 5, 6 and 7 of the Agreement shall also apply to this Supplemental Release and are incorporated herein.
THOMAS P. KEEGAN, an individual
Dated:
Thomas P. Keegan